Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

December 31, 2010

OneBeacon Insurance Group, Ltd.

Address:

601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Negative

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income	2
Comprehensive Income, Net Income and Operating Income (Loss)	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations
For the Twelve Months Ended December 31, 2009 and 2010	8
For the Three Months Ended December 31, 2009 and 2010	9
Consolidating Loss and LAE Reserve Summaries
For the Twelve Months Ended December 31, 2009 and 2010	10
For the Three Months Ended December 31, 2009 and 2010	11

Specialty Insurance Operations
Pre-Tax Results from Operations	12
Consolidating Pre-Tax Results from Operations by Major Underwriting Unit
For the Twelve Months Ended December 31, 2010	13
For the Three Months Ended December 31, 2010	14
MGA Business - Pre-Tax Results from Operations	15
Specialty Industries - Pre-Tax Results from Operations	16
Specialty Products - Pre-Tax Results from Operations	17

Other Insurance Operations
Pre-Tax Results from Operations	18

Investing, Financing and Corporate Operations
Pre-Tax Results from Operations	19
Investment Results Pre-Tax	20
Investment Returns	21
Composition of Invested Assets	22
Capital Structure	23
Interest Coverage	24

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•         To better align its operating and reporting structure with the Company’s business profile as a result of the transactions described below, OneBeacon revised its segment structure during the fourth quarter of 2010.  As a result,  financial information included herein reflects results for Specialty Insurance Operations, Other Insurance Operations and Investing, Financing and Corporate Operations. Additionally, as part of the resegmention, agency results for business written on OneBeacon paper and in whch OneBeacon has an ownership interest have been reclassified within the underwriting results.  Financial information for the prior periods has been reclassified to confom to this presentation.

•         Specialty Insurance Operations  is a collection of niche businesses that are aggregated into three major underwriting units for financial reporting: MGA Business, Specialty Industries and Specialty Products.   MGA Business includes Collector Cars and Boats, A.W.G. Dewar and OneBeacon Entertainment.  Specialty Industries includes International Marine Underwriters, OneBeacon Technology Insurance, Specialty Accident and Health, OneBeacon Government Risks and OneBeacon Energy Group.  Specialty Products includes OneBeacon Professional Insurance (which now includes Financial Services), Property and Inland Marine, OneBeacon Specialty Property and OneBeacon Excess and Surplus.

•         Other Insurance Operations includes AutoOne Insurance, a division that offers products and services to assigned risk markets.  Other Insurance Operations also includes the non-specialty Commercial Lines business  that is subject to the renewal rights agreement with The Hanover Insurance Group that began with January 1, 2010 effective dates, the traditional personal lines business  that was subject to the sale  to Tower Group, Inc. completed July 1, 2010, other run-off business and certain purchase accounting adjustments relating to  OneBeacon’s acquisition by White Mountains.

•         Investing, Financing and Corporate Operations includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other activities conducted through  the  top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•         The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•         NM - Not meaningful

Non-GAAP Financial Measures

•         This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

•         Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3.

i

•         Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

•         Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding cumulative net unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and accumulated other comprehensive income or loss AOCI/L from OneBeacon’s common shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 4.

•         Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 7, 12, 13, 14, 15, 16, 17 and 18.

•         Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 24.

•         Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 24.

ii

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

iii

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change
Highlights
Comprehensive income (see p.2 and 3)	$83.7	$0.2	$8.6	$86.5	$29.5	-64.8%	$360.8	$124.8	-65.4%
Net income (see p.2 and 3)	72.4	—	8.6	86.8	22.9	-68.4%	342.0	118.3	-65.4%
Operating income (loss) (see p.3)	66.2	(27.6)	18.0	53.3	26.1	-60.6%	180.4	69.8	-61.3%

										As of	As of
Per Share Amounts										Dec 31, 2009	Dec 31, 2010	% Change
Book value per share (see p.6)										$15.03	$13.02	-13.4%
Growth in book value per share, including dividends [1]												8.8%
Growth in book value per share, including dividends, in the last twelve months on an IRR basis [2]												9.4%
Common shares outstanding [3]										95.1	94.4	-0.7%
Operating income (loss) per share (basic & diluted) (see p.3)	$0.70	$(0.29)	$0.19	$0.56	$0.28	-60.0%	$1.90	$0.74	-61.1%
Weighted average common shares outstanding (basic & diluted) [3]	95.1	95.1	95.0	94.5	94.4	-0.7%	95.1	94.8	-0.3%

Financial Ratios						Point Change			Point Change
GAAP ratios:
Specialty Insurance Operations (see p.12)
Loss and LAE ratio	44.4%	57.9%	59.3%	51.7%	51.9%	(7.5)	43.9%	55.1%	(11.2)
Expense ratio	41.1%	38.1%	35.4%	38.7%	41.4%	(0.3)	38.7%	38.4%	0.3
Combined ratio	85.5%	96.0%	94.7%	90.4%	93.3%	(7.8)	82.6%	93.5%	(10.9)

Consolidated (see p.7)
Loss and LAE ratio	53.2%	73.6%	61.1%	56.6%	53.7%	(0.5)	57.3%	62.5%	(5.2)
Expense ratio	40.1%	37.9%	35.0%	37.8%	43.5%	(3.4)	36.7%	38.2%	(1.5)
Combined ratio	93.3%	111.5%	96.1%	94.4%	97.2%	(3.9)	94.0%	100.7%	(6.7)

										As of	As of
Balance Sheet										Dec 31, 2009	Dec 31, 2010	Change
Total investments (see p.5)										$4,042.8	$3,266.0	-19.2%
Total OneBeacon’s common shareholders’ equity (see p.5)										$1,429.0	$1,229.0	-14.0%
Ratio of debt to total capital (see p.23)										30.3%	25.5%	4.8	pts

[1] Calculated based on beginning book value per share, dividends paid and ending book value per share, without compounding dividends.  Includes dividends paid of $0.84 per share (a quarterly dividend of $0.21 per share) and a special dividend of $2.50 per share paid in September.

[2] Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes dividends paid of $0.84 per common share (a quarterly dividend of $0.21 per share) and a special dividend of $2.50 per share paid in September 2010.

[3] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change
Earned premiums	$488.7	$453.2	$428.3	$317.9	$288.3	-41%	$1,959.5	$1,487.7	-24%
Net investment income	33.1	28.3	25.0	21.6	21.7	-34%	125.5	96.6	-23%
Net realized and unrealized investment gains (losses)	9.5	42.4	(14.4)	51.6	(5.0)	-153%	248.6	74.6	-70%
Net other revenues (expenses)	23.3	(0.8)	(10.0)	12.7	7.7	-67%	23.1	9.6	-58%
Total revenues	554.6	523.1	428.9	403.8	312.7	-44%	2,356.7	1,668.5	-29%

Loss and LAE	260.0	333.7	261.9	179.9	154.7	-41%	1,121.9	930.2	-17%
Policy acquisition expenses	102.3	97.5	91.3	66.4	65.5	-36%	389.7	320.7	-18%
Other underwriting expenses	93.6	74.2	58.5	53.8	60.0	-36%	330.0	246.5	-25%
General and administrative expenses	3.7	4.3	3.0	2.1	3.6	-3%	13.1	13.0	-1%
Interest expense on debt	9.6	9.1	7.9	6.4	6.2	-35%	39.7	29.6	-25%
Accretion of fair value adjustment to loss and LAE reserves	1.3	—	—	—	—	-100%	5.4	—	-100%
Total expenses	470.5	518.8	422.6	308.6	290.0	-38%	1,899.8	1,540.0	-19%

Pre-tax income	84.1	4.3	6.3	95.2	22.7	-73%	456.9	128.5	-72%
Income tax (expense) benefit	(11.5)	(4.0)	2.8	(7.6)	0.2	-102%	(112.8)	(8.6)	-92%

Net income including noncontrolling interests	72.6	0.3	9.1	87.6	22.9	-68%	344.1	119.9	-65%
Less: Net income attributable to noncontrolling interests	(0.2)	(0.3)	(0.5)	(0.8)	—	-100%	(2.1)	(1.6)	-24%

Net income attributable to OneBeacon’s common shareholders	72.4	—	8.6	86.8	22.9	-68%	342.0	118.3	-65%
Other comprehensive income (loss) items	11.3	0.2	—	(0.3)	6.6	-42%	18.8	6.5	-65%

Comprehensive income attributable to OneBeacon’s common shareholders	$83.7	$0.2	$8.6	$86.5	$29.5	-65%	$360.8	$124.8	-65%

OneBeacon Insurance Group, Ltd.

Comprehensive Income, Net Income and Operating Income (Loss)

(in millions, except per share amounts)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2009	2010	2010	2010	2010	2009	2010
Comprehensive income attributable to OneBeacon’s common shareholders	$83.7	$0.2	$8.6	$86.5	$29.5	$360.8	$124.8

Net income attributable to OneBeacon’s common shareholders	$72.4	$—	$8.6	$86.8	$22.9	$342.0	$118.3

Weighted average common shares outstanding [1]	95.1	95.1	95.0	94.5	94.4	95.1	94.8

Net income attributable to OneBeacon’s common shareholders per share	$0.76	$—	$0.09	$0.92	$0.24	$3.60	$1.25

Net income attributable to OneBeacon’s common shareholders	$72.4	$—	$8.6	$86.8	$22.9	$342.0	$118.3
Less:
Net realized and unrealized investment gains and losses	(9.5)	(42.4)	14.4	(51.6)	5.0	(248.6)	(74.6)
Tax effect on net realized and unrealized investment gains and losses	3.3	14.8	(5.0)	18.1	(1.8)	87.0	26.1
Operating income (loss)	$66.2	$(27.6)	$18.0	$53.3	$26.1	$180.4	$69.8

Weighted average common shares outstanding [1]	95.1	95.1	95.0	94.5	94.4	95.1	94.8

Operating income (loss) per share	$0.70	$(0.29)	$0.19	$0.56	$0.28	$1.90	$0.74

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

		Twelve Months
		Ended
		Dec 31, 2010
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders (see p. 3)	$124.8

[B]	Operating income (see p. 3)	$69.8

		As of	As of
		Dec 31, 2009	Dec 31, 2010	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,429.0	$1,229.0	$1,329.0

	Less:
	Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments [1]	(157.5)	(150.2)
	Tax effect on cumulative net unrealized gains and losses and net foreign currency gains and losses on investments	55.1	52.6
	AOCI/L, after-tax	6.2	(0.3)

[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L	$1,332.8	$1,131.1	$1,232.0

Returns:
	Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C]			9.4%

	Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L [ B / D]			5.7%

[1] Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments as of December 31, 2009 and 2010 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2009 and 2010

($ in millions)

	As of
	Dec 31, 2009	Dec 31, 2010	% Change
Assets
Investment securities
Fixed maturity investments	$2,994.3	$2,415.5	-19%
Short-term investments	544.4	300.0	-45%
Common equity securities	187.6	285.3	52%
Convertible bonds	170.2	93.8	-45%
Other investments	146.3	171.4	17%
Total investments	4,042.8	3,266.0	-19%

Cash	44.8	33.6	-25%
Reinsurance recoverable on paid and unpaid losses [1]	2,208.8	1,937.7	-12%
Premiums receivable	469.1	275.0	-41%
Deferred acquisition costs	215.0	114.5	-47%
Ceded unearned premiums	49.9	113.9	128%
Investment income accrued	29.4	19.4	-34%
Other assets	472.2	406.6	-14%
Total assets	$7,532.0	$6,166.7	-18%

Liabilities
Loss and LAE reserves [1]	$3,934.8	$3,295.5	-16%
Unearned premiums	1,018.3	627.5	-38%
Debt	620.5	419.6	-32%
Ceded reinsurance payable	24.7	149.3	NM
Other liabilities	485.6	425.9	-12%
Total liabilities	6,083.9	4,917.8	-19%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,009.7	1,000.5	-1%
Retained earnings	425.5	228.2	-46%
Accumulated other comprehensive income (loss), after tax:
Net unrealized foreign currency translation losses	(0.7)	—	-100%
Other comprehensive income and loss items	(5.5)	0.3	-105%
Total OneBeacon’s common shareholders’ equity	1,429.0	1,229.0	-14%
Total noncontrolling interests	19.1	19.9	4%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,448.1	1,248.9	-14%
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$7,532.0	$6,166.7	-18%

[1] In connection with purchase accounting for the OneBeacon Acquisition, OneBeacon was required to adjust to fair value its loss and LAE reserves and the related reinsurance recoverables on the acquired balance sheet. This adjustment is being accreted ratably with and over the period the claims are settled. As of December 31, 2009 and 2010, the balances of these purchase accounting adjustments were $190.5 and $176.5, respectively.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2009	Dec 31, 2010
Numerator:
OneBeacon’s common shareholders’ equity	$1,429.0	$1,229.0

Denominator:
Common shares outstanding [1]	95.1	94.4

Book value per share	$15.03	$13.02

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$435.5	$371.5	$343.9	$287.7	$233.2	-46%	$1,906.7	$1,236.3	-35%
Earned premiums	488.7	453.2	428.3	317.9	288.3	-41%	1,959.5	1,487.7	-24%

Loss and LAE
Current year	(290.1)	(339.7)	(280.2)	(191.7)	(169.7)	-41%	(1,205.3)	(981.3)	-19%
Prior year fav (unfav)	30.1	6.0	18.3	11.8	15.0	-50%	83.4	51.1	-39%
Total loss and LAE	(260.0)	(333.7)	(261.9)	(179.9)	(154.7)	-41%	(1,121.9)	(930.2)	-17%

Policy acquisition expenses	(102.3)	(97.5)	(91.3)	(66.4)	(65.5)	-36%	(389.7)	(320.7)	-18%
Other underwriting expenses	(93.6)	(74.2)	(58.5)	(53.8)	(60.0)	-36%	(330.0)	(246.5)	-25%
Underwriting income / (loss)	32.8	(52.2)	16.6	17.8	8.1	-75%	117.9	(9.7)	-108%

Net investment income	33.1	28.3	25.0	21.6	21.7	-34%	125.5	96.6	-23%
Net realized and unrealized investment gains (losses)	9.5	42.4	(14.4)	51.6	(5.0)	-153%	248.6	74.6	-70%
Net other revenues (expenses)	23.3	(0.8)	(10.0)	12.7	7.7	-67%	23.1	9.6	-58%
General and administrative expenses	(3.7)	(4.4)	(2.9)	(2.1)	(3.6)	-3%	(13.1)	(13.0)	-1%
Interest expense on debt	(9.6)	(9.1)	(7.9)	(6.4)	(6.2)	-35%	(39.7)	(29.6)	-25%
Accretion of fair value adjustment to loss and lae reserves	(1.3)	—	—	—	—	-100%	(5.4)	—	-100%
Pre-tax income / (loss)	$84.1	$4.2	$6.4	$95.2	$22.7	-73%	$456.9	$128.5	-72%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	59.4%	65.1%	63.1%	61.3%	57.4%	2.0	60.4%	62.2%	(1.8)
Cat loss and LAE incurred CAY	0.0%	9.8%	2.3%	-1.0%	1.5%	(1.5)	1.2%	3.7%	(2.5)
Total loss and LAE CAY	59.4%	74.9%	65.4%	60.3%	58.9%	0.5	61.6%	65.9%	(4.3)
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-6.0%	-1.2%	-4.3%	-3.3%	-2.3%	(3.7)	-3.8%	-2.7%	(1.1)
Cat loss and LAE incurred PAY	-0.2%	-0.1%	0.0%	-0.4%	-2.9%	2.7	-0.5%	-0.7%	0.2
Total loss and LAE PAY	-6.2%	-1.3%	-4.3%	-3.7%	-5.2%	(1.0)	-4.3%	-3.4%	(0.9)
Total loss and LAE	53.2%	73.6%	61.1%	56.6%	53.7%	(0.5)	57.3%	62.5%	(5.2)

Policy acquisition expenses	21.0%	21.5%	21.3%	20.9%	22.7%	(1.7)	19.9%	21.6%	(1.7)
Other underwriting expenses	19.1%	16.4%	13.7%	16.9%	20.8%	(1.7)	16.8%	16.6%	0.2
Total expenses	40.1%	37.9%	35.0%	37.8%	43.5%	(3.4)	36.7%	38.2%	(1.5)

GAAP combined ratio	93.3%	111.5%	96.1%	94.4%	97.2%	(3.9)	94.0%	100.7%	(6.7)

Combined ratio before catastrophes	93.5%	101.8%	93.8%	95.8%	98.6%	(5.1)	93.3%	97.7%	(4.4)

Combined ratio before catastrophes and prior year development	99.5%	103.0%	98.2%	99.1%	100.9%	(1.4)	97.1%	100.4%	(3.3)

Long-term incentive compensation (LTIP) expense	3.3%	2.6%	0.9%	1.7%	1.4%	1.9	2.1%	1.7%	0.4

Combined ratio before catastrophes, prior year development and LTIP expense	96.2%	100.4%	97.3%	97.4%	99.5%	(3.3)	95.0%	98.7%	(3.7)

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Twelve Months Ended December 31, 2009 and 2010

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations		Corporate Operations		Consolidated
	2009	2010	2009	2010	2009	2010	2009	2010

Earned premiums	$917.9	$979.2	$1,041.6	$508.5	$—	$—	$1,959.5	$1,487.7
Loss and LAE	(403.0)	(539.6)	(718.9)	(390.6)	—	—	(1,121.9)	(930.2)
Policy acquisition expenses	(204.1)	(212.7)	(185.6)	(108.0)	—	—	(389.7)	(320.7)
Other underwriting expenses	(151.4)	(163.6)	(178.6)	(82.9)	—	—	(330.0)	(246.5)
Underwriting income (loss)	159.4	63.3	(41.5)	(73.0)	—	—	117.9	(9.7)

Net investment income	—	—	—	—	125.5	96.6	125.5	96.6
Net realized and unrealized investment gains	—	—	—	—	248.6	74.6	248.6	74.6
Net other revenues (expenses)	3.5	2.7	23.2	18.7	(3.6)	(11.8)	23.1	9.6
General and administrative expenses	(2.6)	(2.3)	—	(0.1)	(10.5)	(10.6)	(13.1)	(13.0)
Interest expense on debt	—	—	—	—	(39.7)	(29.6)	(39.7)	(29.6)
Accretion of fair value adjustment to loss and LAE reserves	—	—	(5.4)	—	—	—	(5.4)	—
Pre-tax income (loss)	$160.3	$63.7	$(23.7)	$(54.4)	$320.3	$119.2	$456.9	$128.5

Ratios:
Loss and LAE	43.9%	55.1%	69.0%	76.8%			57.3%	62.5%
Expense	38.7%	38.4%	35.0%	37.5%			36.7%	38.2%
Total GAAP combined	82.6%	93.5%	104.0%	114.3%			94.0%	100.7%

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Three Months Ended December 31, 2009 and 2010

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations		Corporate Operations		Consolidated
	2009	2010	2009	2010	2009	2010	2009	2010

Earned premiums	$244.0	$252.5	$244.7	$35.8	$—	$—	$488.7	$288.3
Loss and LAE	(108.3)	(131.1)	(151.7)	(23.6)	—	—	(260.0)	(154.7)
Policy acquisition expenses	(57.5)	(59.4)	(44.8)	(6.1)	—	—	(102.3)	(65.5)
Other underwriting expenses	(42.7)	(45.1)	(50.9)	(14.9)	—	—	(93.6)	(60.0)
Underwriting income (loss)	35.5	16.9	(2.7)	(8.8)	—	—	32.8	8.1

Net investment income	—	—	—	—	33.1	21.7	33.1	21.7
Net realized and unrealized investment gains (losses)	—	—	—	—	9.5	(5.0)	9.5	(5.0)
Net other revenues (expenses)	0.6	1.3	23.2	6.5	(0.5)	(0.1)	23.3	7.7
General and administrative expenses	(0.4)	(0.8)	—	—	(3.3)	(2.8)	(3.7)	(3.6)
Interest expense on debt	—	—	—	—	(9.6)	(6.2)	(9.6)	(6.2)
Accretion of fair value adjustment to loss and LAE reserves	—	—	(1.3)	—	—	—	(1.3)	—
Pre-tax income (loss)	$35.7	$17.4	$19.2	$(2.3)	$29.2	$7.6	$84.1	$22.7

Ratios:
Loss and LAE	44.4%	51.9%	62.0%	65.9%			53.2%	53.7%
Expense	41.1%	41.4%	39.1%	58.7%			40.1%	43.5%
Total GAAP combined	85.5%	93.3%	101.1%	124.6%			93.3%	97.2%

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Twelve Months Ended December 31, 2009 and 2010

($ in millions)

	Specialty Insurance Operations				Other Insurance Operations				Consolidated
	2009		2010		2009		2010		2009		2010

Gross beginning loss and LAE reserves [1]	$629.9		$704.7		$3,664.1		$3,230.1		$4,294.0		$3,934.8
Less beginning reinsurance recoverable on unpaid losses [1]	(52.4)		(46.4)		(2,450.9)		(2,146.5)		(2,503.3)		(2,192.9)
Net loss and LAE reserves	577.5		658.3		1,213.2		1,083.6		1,790.7		1,741.9

Loss and LAE incurred:
Current accident year	487.6		567.6		717.7		413.7		1,205.3		981.3
Prior accident year	(84.6)		(28.0)		1.2		(23.1)		(83.4)		(51.1)
Total incurred losses	403.0		539.6		718.9		390.6		1,121.9		930.2

Loss and LAE paid [2]:
Current accident year	(169.8)		(201.1)		(329.5)		(215.6)		(499.3)		(416.7)
Prior accident year	(152.4)		(215.4)		(524.4)		(406.7)		(676.8)		(622.1)
Total paid losses	(322.2)		(416.5)		(853.9)		(622.3)		(1,176.1)		(1,038.8)
Net loss and LAE reserves	658.3		781.4		1,078.2		851.9		1,736.5		1,633.3
Accretion of fair value adjustment to net loss and LAE reserves [1]	—		—		5.4		—		5.4		—
Net loss and LAE reserves sold as part of the Personal Lines Transaction	—		—		—		(231.0)		—		(231.0)
Net ending loss and LAE reserve	658.3		781.4		1,083.6		620.9		1,741.9		1,402.3
Plus ending reinsurance recoverable on unpaid losses [1]	46.4		60.1		2,146.5		1,833.1		2,192.9		1,893.2
Gross ending loss and LAE reserves [1]	$704.7		$841.5		$3,230.1		$2,454.0		$3,934.8		$3,295.5

Earned premiums	$917.9		$979.2		$1,041.6		$508.5		$1,959.5		$1,487.7
Calendar year loss and LAE paid ratio [2]	35.1%		42.5%		82.0%		122.4%		60.0%		69.8%
Calendar year loss and LAE incurred ratio	43.9%		55.1%		69.0%		76.8%		57.3%		62.5%
Prior accident year development	(9.2	)pts	(2.8	)pts	0.1	pts	(4.6	)pts	(4.3	)pts	(3.4	)pts
Current accident year loss and LAE paid to incurred ratio [2]	34.8%		35.4%		45.9%		52.1%		41.4%		42.5%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating the OneBeacon Acquisition.  (See p.5.)

[2] Loss and LAE paid for the twelve months ended December 31, 2010 includes $78.2 million of traditional personal lines loss reserves ($2.5 million relating to current year losses and $75.7 million relating to prior year losses) ceded to Tower pursuant to the Personal Lines Transaction which closed in July 2010.  Excluding the impact of loss and LAE reserves ceded under the Personal Lines Transaction, the calendar year loss and LAE paid ratios for the twelve months ended December 31, 2010 were 107.0% and 64.6% for Other Insurance Operations and Consolidated, respectively.  Excluding the impact of loss and LAE reserves ceded under the Personal Lines Transaction, the current accident year loss and LAE paid to incurred ratios for the twelve months ended December 31, 2010 were 51.5% and 42.2% for Other Insurance Operations and Consolidated, respectively.

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Three Months Ended December 31, 2009 and 2010

($ in millions)

	Specialty Insurance Operations				Other Insurance Operations				Consolidated
	2009		2010		2009		2010		2009		2010

Gross beginning loss and LAE reserves [1]	$699.5		$830.3		$3,330.2		$2,559.9		$4,029.7		$3,390.2
Less beginning reinsurance recoverable on unpaid losses [1]	(45.5)		(60.2)		(2,198.9)		(1,879.1)		(2,244.4)		(1,939.3)
Net loss and LAE reserves	654.0		770.1		1,131.3		680.8		1,785.3		1,450.9

Loss and LAE incurred:
Current accident year	126.1		140.7		164.0		29.0		290.1		169.7
Prior accident year	(17.8)		(9.6)		(12.3)		(5.4)		(30.1)		(15.0)
Total incurred losses	108.3		131.1		151.7		23.6		260.0		154.7

Loss and LAE paid:
Current accident year	(72.6)		(74.8)		(98.8)		(33.7)		(171.4)		(108.5)
Prior accident year	(31.4)		(45.0)		(101.9)		(49.8)		(133.3)		(94.8)
Total paid losses	(104.0)		(119.8)		(200.7)		(83.5)		(304.7)		(203.3)
Net loss and LAE reserves	658.3		781.4		1,082.3		620.9		1,740.6		1,402.3
Accretion of fair value adjustment to net loss and LAE reserves [1]	—		—		1.3				1.3
Net ending loss and LAE reserve	658.3		781.4		1,083.6		620.9		1,741.9		1,402.3
Plus ending reinsurance recoverable on unpaid losses [1]	46.4		60.1		2,146.5		1,833.1		2,192.9		1,893.2
Gross ending loss and LAE reserves [1]	$704.7		$841.5		$3,230.1		$2,454.0		$3,934.8		$3,295.5

Earned premiums	$244.0		$252.5		$244.7		$35.8		$488.7		$288.3
Calendar year loss and LAE paid ratio	42.6%		47.4%		82.0%		233.2%		62.3%		70.5%
Calendar year loss and LAE incurred ratio	44.4%		51.9%		62.0%		65.9%		53.2%		53.7%
Prior accident year development	(7.3	)pts	(3.8	)pts	(5.0	)pts	(15.0	)pts	(6.2	)pts	(5.2	)pts
Current accident year loss and LAE paid to incurred ratio	57.6%		53.2%		60.2%		116.2%		59.1%		63.9%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating the OneBeacon Acquisition.  (See p.5.)

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$222.2	$260.3	$237.8	$273.5	$216.4	-3%	$946.2	$988.0	4%
Earned premiums	244.0	235.9	241.2	249.6	252.5	3%	917.9	979.2	7%

Loss and LAE
Current year	(126.1)	(139.2)	(151.4)	(136.3)	(140.7)	12%	(487.6)	(567.6)	16%
Prior year fav (unfav)	17.8	2.7	8.3	7.4	9.6	-46%	84.6	28.0	-67%
Total loss and LAE	(108.3)	(136.5)	(143.1)	(128.9)	(131.1)	21%	(403.0)	(539.6)	34%

Policy acquisition expenses	(57.5)	(48.3)	(50.9)	(54.1)	(59.4)	3%	(204.1)	(212.7)	4%
Other underwriting expenses	(42.7)	(41.1)	(34.8)	(42.6)	(45.1)	6%	(151.4)	(163.6)	8%
Underwriting income	35.5	10.0	12.4	24.0	16.9	-52%	159.4	63.3	-60%

Net other revenues (expenses)	0.6	0.2	0.6	0.6	1.3	117%	3.5	2.7	-23%
General and administrative expenses	(0.4)	(0.3)	(0.5)	(0.7)	(0.8)	100%	(2.6)	(2.3)	-12%
Pre-tax income	$35.7	$9.9	$12.5	$23.9	$17.4	-51%	$160.3	$63.7	-60%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	51.6%	54.6%	58.6%	55.6%	54.4%	(2.8)	51.5%	55.7%	(4.2)
Cat loss and LAE incurred CAY	0.1%	4.4%	4.2%	-0.9%	1.3%	(1.2)	1.6%	2.2%	(0.6)
Total loss and LAE CAY	51.7%	59.0%	62.8%	54.7%	55.7%	(4.0)	53.1%	57.9%	(4.8)
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-7.2%	-1.3%	-3.4%	-3.0%	-0.9%	(6.3)	-8.6%	-2.1%	(6.5)
Cat loss and LAE incurred PAY	-0.1%	0.2%	-0.1%	0.0%	-2.9%	2.8	-0.6%	-0.7%	0.1
Total loss and LAE PAY	-7.3%	-1.1%	-3.5%	-3.0%	-3.8%	(3.5)	-9.2%	-2.8%	(6.4)
Total loss and LAE	44.4%	57.9%	59.3%	51.7%	51.9%	(7.5)	43.9%	55.1%	(11.2)

Policy acquisition expenses	23.6%	20.7%	21.0%	21.6%	23.5%	0.1	22.2%	21.7%	0.5
Other underwriting expenses	17.5%	17.4%	14.4%	17.1%	17.9%	(0.4)	16.5%	16.7%	(0.2)
Total expenses	41.1%	38.1%	35.4%	38.7%	41.4%	(0.3)	38.7%	38.4%	0.3

GAAP combined ratio	85.5%	96.0%	94.7%	90.4%	93.3%	(7.8)	82.6%	93.5%	(10.9)

Combined ratio before catastrophes	85.5%	91.4%	90.6%	91.3%	94.9%	(9.4)	81.6%	92.0%	(10.4)

Combined ratio before catastrophes and prior year development	92.7%	92.7%	94.0%	94.3%	95.8%	(3.1)	90.2%	94.1%	(3.9)

Long-term incentive compensation (LTIP) expense	3.3%	2.6%	1.2%	1.9%	1.3%	2.0	2.5%	1.7%	0.8

Combined ratio before catastrophes, prior year development and LTIP expense	89.4%	90.1%	92.8%	92.4%	94.5%	(5.1)	87.7%	92.4%	(4.7)

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Twelve Months Ended December 31, 2010

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$269.2	$317.6	$401.2	$988.0
Earned premiums	266.0	302.2	411.0	979.2

Loss and LAE
Current year	(130.9)	(162.2)	(274.5)	(567.6)
Prior year fav (unfav)	(1.6)	(1.3)	30.9	28.0
Total loss and LAE	(132.5)	(163.5)	(243.6)	(539.6)

Policy acquisition expenses	(93.8)	(57.9)	(61.0)	(212.7)
Other underwriting expenses	(16.6)	(68.4)	(78.6)	(163.6)
Underwriting income	23.1	12.4	27.8	63.3

Net other revenues (expenses)	1.9	0.1	0.7	2.7
General and administrative expenses	(2.2)	(0.1)	—	(2.3)
Pre-tax income	$22.8	$12.4	$28.5	$63.7

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	47.9%	52.3%	63.4%	55.7%
Cat loss and LAE incurred CAY	1.3%	1.3%	3.3%	2.2%
Total loss and LAE CAY	49.2%	53.6%	66.7%	57.9%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	0.8%	0.2%	-5.7%	-2.1%
Cat loss and LAE incurred PAY	-0.2%	0.2%	-1.8%	-0.7%
Total loss and LAE PAY	0.6%	0.4%	-7.5%	-2.8%
Total loss and LAE	49.8%	54.0%	59.2%	55.1%

Policy acquisition expenses	35.2%	19.2%	14.8%	21.7%
Other underwriting expenses	6.2%	22.6%	19.1%	16.7%
Total expenses	41.4%	41.8%	33.9%	38.4%

GAAP combined ratio	91.2%	95.8%	93.1%	93.5%

Combined ratio before catastrophes	90.1%	94.3%	91.6%	92.0%

Combined ratio before catastrophes and prior year development	89.3%	94.1%	97.3%	94.1%

Long-term incentive compensation (LTIP) expense	1.2%	2.1%	1.8%	1.7%

Combined ratio before catastrophes, prior year development and LTIP expense	88.1%	92.0%	95.5%	92.4%

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Three Months Ended December 31, 2010

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$51.3	$77.8	$87.3	$216.4
Earned premiums	69.9	79.2	103.4	252.5

Loss and LAE
Current year	(31.5)	(40.9)	(68.3)	(140.7)
Prior year fav (unfav)	(2.2)	0.6	11.2	9.6
Total loss and LAE	(33.7)	(40.3)	(57.1)	(131.1)

Policy acquisition expenses	(27.7)	(15.1)	(16.6)	(59.4)
Other underwriting expenses	(5.0)	(19.3)	(20.8)	(45.1)
Underwriting income	3.5	4.5	8.9	16.9

Net other revenues	0.6	—	0.7	1.3
General and administrative expenses	(0.8)	—	—	(0.8)
Pre-tax income	$3.3	$4.5	$9.6	$17.4

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	44.3%	50.8%	64.2%	54.4%
Cat loss and LAE incurred CAY	0.7%	0.9%	1.9%	1.3%
Total loss and LAE CAY	45.0%	51.7%	66.1%	55.7%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	3.2%	-1.2%	-3.5%	-0.9%
Cat loss and LAE incurred PAY	0.0%	0.4%	-7.4%	-2.9%
Total loss and LAE PAY	3.2%	-0.8%	-10.9%	-3.8%
Total loss and LAE	48.2%	50.9%	55.2%	51.9%

Policy acquisition expenses	39.6%	19.1%	16.1%	23.5%
Other underwriting expenses	7.0%	24.3%	20.2%	17.9%
Total expenses	46.6%	43.4%	36.3%	41.4%

GAAP combined ratio	94.8%	94.3%	91.5%	93.3%

Combined ratio before catastrophes	94.1%	93.0%	97.0%	94.9%

Combined ratio before catastrophes and prior year development	90.9%	94.2%	100.5%	95.8%

Long-term incentive compensation (LTIP) expense	1.1%	1.0%	1.8%	1.3%

Combined ratio before catastrophes, prior year development and LTIP expense	89.8%	93.2%	98.7%	94.5%

OneBeacon Insurance Group, Ltd.

MGA Business - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change
Net written premiums	$54.9	$46.7	$68.5	$102.7	$51.3	-7%	$256.7	$269.2	5%
Earned premiums	65.8	63.2	67.2	65.7	69.9	6%	236.9	266.0	12%

Loss and LAE
Current year	(29.6)	(27.3)	(37.3)	(34.8)	(31.5)	6%	(118.2)	(130.9)	11%
Prior year fav (unfav)	—	(3.0)	0.6	3.0	(2.2)	NM	0.2	(1.6)	NM
Total loss and LAE	(29.6)	(30.3)	(36.7)	(31.8)	(33.7)	14%	(118.0)	(132.5)	12%

Policy acquisition expenses	(26.8)	(21.0)	(20.9)	(24.2)	(27.7)	3%	(83.7)	(93.8)	12%
Other underwriting expenses	(3.9)	(4.1)	(2.9)	(4.6)	(5.0)	28%	(15.9)	(16.6)	4%
Underwriting income	5.5	7.8	6.7	5.1	3.5	-36%	19.3	23.1	20%

Net other revenues	0.5	0.2	0.6	0.5	0.6	20%	3.5	1.9	-46%
General and administrative expenses	(0.4)	(0.3)	(0.5)	(0.6)	(0.8)	100%	(2.6)	(2.2)	-15%
Pre-tax income	$5.6	$7.7	$6.8	$5.0	$3.3	-40%	$20.2	$22.8	13%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	44.4%	40.0%	53.5%	53.3%	44.3%	0.1	48.9%	47.9%	1.0
Cat loss and LAE incurred CAY	0.4%	3.0%	1.9%	-0.3%	0.7%	(0.3)	0.9%	1.3%	(0.4)
Total loss and LAE CAY	44.8%	43.0%	55.4%	53.0%	45.0%	(0.2)	49.8%	49.2%	0.6
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	0.0%	5.5%	-0.9%	-4.7%	3.2%	(3.2)	-0.1%	0.8%	(0.9)
Cat loss and LAE incurred PAY	0.1%	-0.7%	0.0%	0.0%	0.0%	0.1	0.0%	-0.2%	0.2
Total loss and LAE PAY	0.1%	4.8%	-0.9%	-4.7%	3.2%	(3.1)	-0.1%	0.6%	(0.7)
Total loss and LAE	44.9%	47.8%	54.5%	48.3%	48.2%	(3.3)	49.7%	49.8%	(0.1)

Policy acquisition expenses	40.8%	33.2%	31.2%	36.9%	39.6%	1.2	35.4%	35.2%	0.2
Other underwriting expenses	5.9%	6.5%	4.5%	7.0%	7.0%	(1.1)	6.7%	6.2%	0.5
Total expenses	46.7%	39.7%	35.7%	43.9%	46.6%	0.1	42.1%	41.4%	0.7

GAAP combined ratio	91.6%	87.5%	90.2%	92.2%	94.8%	(3.2)	91.8%	91.2%	0.6

Combined ratio before catastrophes	91.1%	85.2%	88.3%	92.5%	94.1%	(3.0)	90.9%	90.1%	0.8

Combined ratio before catastrophes and prior year development	91.1%	79.7%	89.2%	97.2%	90.9%	0.2	91.0%	89.3%	1.7

Long-term incentive compensation (LTIP) expense	2.2%	1.7%	0.6%	1.3%	1.1%	1.1	1.6%	1.2%	0.4

Combined ratio before catastrophes, prior year development and LTIP expense	88.9%	78.0%	88.6%	95.9%	89.8%	(0.9)	89.4%	88.1%	1.3

OneBeacon Insurance Group, Ltd.

Specialty Industries - Pre-Tax Results from Operations

($ in millions)

Three Months Ended					Year Over	Twelve Months Ended
Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
2009	2010	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$ 65.4	$ 77.6	$ 86.5	$ 75.7	$ 77.8	19%	$ 292.3	$ 317.6	9%
Earned premiums	74.5	72.5	73.8	76.7	79.2	6%	288.5	302.2	5%

Loss and LAE
Current year	(41.2)	(41.9)	(38.9)	(40.5)	(40.9)	-1%	(153.2)	(162.2)	6%
Prior year fav (unfav)	4.6	(0.9)	—	(1.0)	0.6	-86%	14.7	(1.3)	-109%
Total loss and LAE	(36.6)	(42.8)	(38.9)	(41.5)	(40.3)	10%	(138.5)	(163.5)	18%

Policy acquisition expenses	(14.2)	(12.8)	(14.8)	(15.2)	(15.1)	7%	(55.7)	(57.9)	4%
Other underwriting expenses	(18.6)	(17.0)	(15.1)	(17.0)	(19.3)	4%	(64.0)	(68.4)	7%
Underwriting income	5.1	(0.1)	5.0	3.0	4.5	-11%	30.3	12.4	-59%

Net other revenues	0.1	—	—	0.1	—	-100%	—	0.1	NM
General and administrative expenses	—	—	—	(0.1)	—	0%	—	(0.1)	NM
Pre-tax income	$ 5.2	$ (0.1)	$ 5.0	$ 3.0	$ 4.5	-13%	$ 30.3	$ 12.4	-59%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	54.9%	55.0%	50.1%	53.5%	50.8%	4.1	52.4%	52.3%	0.1
Cat loss and LAE incurred CAY	0.5%	2.8%	2.6%	-0.7%	0.9%	(0.4)	0.7%	1.3%	(0.6)
Total loss and LAE CAY	55.4%	57.8%	52.7%	52.8%	51.7%	3.7	53.1%	53.6%	(0.6)
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-6.1%	0.3%	0.4%	1.4%	-1.2%	(4.9)	-4.5%	0.2%	(4.7)
Cat loss and LAE incurred PAY	-0.1%	0.9%	-0.4%	-0.1%	0.4%	(0.5)	-0.6%	0.2%	(0.8)
Total loss and LAE PAY	-6.2%	1.2%	0.0%	1.3%	-0.8%	(5.4)	-5.1%	0.4%	(5.5)
Total loss and LAE	49.2%	59.0%	52.7%	54.1%	50.9%	(1.7)	48.0%	54.0%	(6.0)

Policy acquisition expenses	19.0%	17.7%	20.0%	19.9%	19.1%	(0.1)	19.3%	19.2%	0.1
Other underwriting expenses	25.0%	23.5%	20.4%	22.2%	24.3%	0.7	22.2%	22.6%	(0.3)
Total expenses	44.0%	41.2%	40.4%	42.1%	43.4%	0.6	41.5%	41.8%	(0.3)

GAAP combined ratio	93.2%	100.2%	93.1%	96.2%	94.3%	(1.1)	89.5%	95.8%	(6.3)

Combined ratio before catastrophes	92.8%	96.5%	90.9%	97.0%	93.0%	(0.2)	89.4%	94.3%	(4.9)

Combined ratio before catastrophes and prior year development	98.9%	96.2%	90.5%	95.6%	94.2%	4.7	93.9%	94.1%	(0.2)

Long-term incentive compensation (LTIP) expense	4.1%	3.5%	1.6%	2.5%	1.0%	3.1	2.9%	2.1%	0.8

Combined ratio before catastrophes, prior year development and LTIP expense	94.8%	92.7%	88.9%	93.1%	93.2%	1.6	91.0%	92.0%	(1.0)

OneBeacon Insurance Group, Ltd.

Specialty Products - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change
Net written premiums	$101.9	$136.0	$82.8	$95.1	$87.3	-14%	$397.2	$401.2	1%
Earned premiums	103.7	100.2	100.2	107.2	103.4	0%	392.5	411.0	5%

Loss and LAE
Current year	(55.3)	(70.0)	(75.2)	(61.0)	(68.3)	24%	(216.2)	(274.5)	27%
Prior year fav (unfav)	13.2	6.6	7.7	5.4	11.2	-15%	69.7	30.9	-56%
Total loss and LAE	(42.1)	(63.4)	(67.5)	(55.6)	(57.1)	36%	(146.5)	(243.6)	66%

Policy acquisition expenses	(16.5)	(14.5)	(15.2)	(14.7)	(16.6)	1%	(64.7)	(61.0)	-6%
Other underwriting expenses	(20.2)	(20.0)	(16.8)	(21.0)	(20.8)	3%	(71.5)	(78.6)	10
Underwriting income	24.9	2.3	0.7	15.9	8.9	-64%	109.8	27.8	-75%

Net other revenues	—	—	—	—	0.7	NM	—	0.7	NM
General and administrative expenses	—	—	—	—	—	0%	—	—	0%
Pre-tax income	$24.9	$2.3	$0.7	$15.9	$9.6	-61%	$109.8	$28.5	-74%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	53.8%	63.4%	68.3%	58.3%	64.2%	(10.4)	52.3%	63.4%	(11.1)
Cat loss and LAE incurred CAY	-0.4%	6.4%	6.8%	-1.5%	1.9%	(2.3)	2.7%	3.3%	(0.6)
Total loss and LAE CAY	53.4%	69.8%	75.1%	56.8%	66.1%	(12.7)	55.0%	66.7%	(11.7)
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-12.6%	-6.7%	-7.8%	-5.0%	-3.5%	(9.1)	-16.7%	-5.7%	(11.0)
Cat loss and LAE incurred PAY	-0.2%	0.2%	0.1%	0.1%	-7.4%	7.2	-1.0%	-1.8%	0.8
Total loss and LAE PAY	-12.8%	-6.5%	-7.7%	-4.9%	-10.9%	(1.9)	-17.7%	-7.5%	(10.2)
Total loss and LAE	40.6%	63.3%	67.4%	51.9%	55.2%	(14.6)	37.3%	59.2%	(21.9)

Policy acquisition expenses	15.9%	14.5%	15.1%	13.7%	16.1%	(0.1)	16.5%	14.8%	1.7
Other underwriting expenses	19.5%	19.9%	16.8%	19.6%	20.2%	(0.7)	18.3%	19.1%	(0.8)
Total expenses	35.4%	34.4%	31.9%	33.3%	36.3%	(0.8)	34.8%	33.9%	0.9
									—
GAAP combined ratio	76.0%	97.7%	99.3%	85.2%	91.5%	(15.5)	72.1%	93.1%	(21.0)

Combined ratio before catastrophes	76.6%	91.1%	92.4%	86.6%	97.0%	(20.4)	70.4%	91.6%	(21.2)

Combined ratio before catastrophes and prior year development	89.2%	97.8%	100.2%	91.6%	100.5%	(11.3)	87.1%	97.3%	(10.2)

Long-term incentive compensation (LTIP) expense	3.4%	2.5%	1.2%	1.8%	1.8%	1.6	2.7%	1.8%	0.9

Combined ratio before catastrophes, prior year development and LTIP expense	85.8%	95.3%	99.0%	89.8%	98.7%	(12.9)	84.4%	95.5%	(11.1)

OneBeacon Insurance Group, Ltd.

Other Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change
Net written premiums	$213.3	$111.2	$106.1	$14.2	$16.8	-92%	$960.5	$248.3	-74%
Earned premiums	244.7	217.3	187.1	68.3	35.8	-85%	1,041.6	508.5	-51%

Loss and LAE
Current year	(164.0)	(200.5)	(128.8)	(55.4)	(29.0)	-82%	(717.7)	(413.7)	-42%
Prior year fav (unfav)	12.3	3.3	10.0	4.4	5.4	-56%	(1.2)	23.1	NM
Total loss and LAE	(151.7)	(197.2)	(118.8)	(51.0)	(23.6)	-84%	(718.9)	(390.6)	-46%

Policy acquisition expenses	(44.8)	(49.2)	(40.4)	(12.3)	(6.1)	-86%	(185.6)	(108.0)	-42%
Other underwriting expenses	(50.9)	(33.1)	(23.7)	(11.2)	(14.9)	-71%	(178.6)	(82.9)	-54%
Underwriting (loss) / income	(2.7)	(62.2)	4.2	(6.2)	(8.8)	NM	(41.5)	(73.0)	76%

Net other revenues	23.2	—	—	12.2	6.5	-72%	23.2	18.7	-19%
General and administrative expenses	—	(0.5)	(0.2)	0.6	—	0%	—	(0.1)	NM
Accretion of fair value adjustment to loss and lae reserves	(1.3)	—	—	—	—	-100%	(5.4)	—	-100%
Pre-tax income / (loss)	$19.2	$(62.7)	$4.0	$6.6	$(2.3)	-112%	$(23.7)	$(54.4)	129%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	67.0%	107.9%	68.7%	80.0%	77.6%	(10.6)	68.0%	74.7%	(6.7)
Cat loss and LAE incurred CAY	0.0%	-15.6%	0.1%	1.2%	3.3%	(3.3)	0.9%	6.7%	(5.8)
Total loss and LAE CAY	67.0%	92.3%	68.8%	81.2%	80.9%	(13.9)	68.9%	81.4%	(12.5)
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-4.8%	-1.8%	-5.1%	-8.6%	-11.9%	7.1	0.4%	-4.0%	4.4
Cat loss and LAE incurred PAY	-0.2%	0.3%	-0.2%	2.2%	-3.1%	2.9	-0.3%	-0.6%	0.3
Total loss and LAE PAY	-5.0%	-1.5%	-5.3%	-6.4%	-15.0%	10.0	0.1%	-4.6%	4.7
Total loss and LAE	62.0%	90.8%	63.5%	74.8%	65.9%	(3.9)	69.0%	76.8%	(7.8)

Policy acquisition expenses	18.3%	22.7%	21.6%	18.1%	17.0%	1.3	17.8%	21.2%	(3.4)
Other underwriting expenses	20.8%	15.2%	12.7%	16.5%	41.7%	(20.9)	17.2%	16.3%	0.9
Total expenses	39.1%	37.9%	34.2%	34.5%	58.7%	(19.6)	35.0%	37.5%	(2.5)

GAAP combined ratio	101.1%	128.6%	97.7%	109.4%	124.6%	(23.5)	104.0%	114.3%	(10.3)

Combined ratio before catastrophes	101.3%	143.9%	97.8%	106.0%	124.4%	(23.1)	103.4%	108.2%	(4.8)

Combined ratio before catastrophes and prior year development	106.1%	145.7%	102.9%	114.6%	136.3%	(30.2)	103.0%	112.2%	(9.2)

Long-term incentive compensation (LTIP) expense	3.3%	2.6%	0.5%	1.0%	1.9%	1.4	1.8%	1.6%	0.2

Combined ratio before catastrophes, prior year development and LTIP expense	102.8%	143.1%	102.4%	113.6%	134.4%	(31.6)	101.2%	110.6%	(9.4)

OneBeacon Insurance Group, Ltd.

Investing, Financing and Corporate Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change

Net investment income	$33.1	$28.3	$25.0	$21.6	$21.7	-34%	$125.5	$96.6	-23%
Net realized and unrealized investment gains (losses)	9.5	42.4	(14.4)	51.6	(5.0)	-153%	248.6	74.6	-70%
Net other revenues (expenses)	(0.5)	(1.0)	(10.6)	(0.1)	(0.1)	-80%	(3.6)	(11.8)	NM
General and administrative expenses	(3.3)	(3.5)	(2.3)	(2.0)	(2.8)	-15%	(10.5)	(10.6)	1%
Interest expense on debt	(9.6)	(9.1)	(7.9)	(6.4)	(6.2)	-35%	(39.7)	(29.6)	-25%
Pre-tax income (loss)	$29.2	$57.1	$(10.2)	$64.7	$7.6	-74%	$320.3	$119.2	-63%

OneBeacon Insurance Group, Ltd.

Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over	Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2009	2010	2010	2010	2010	% Change	2009	2010	% Change
Net investment income
Fixed maturity investments	$32.7	$27.7	$24.3	$21.3	$21.2	-35%	$124.2	$94.5	-24%
Short-term investments	0.2	0.1	0.4	0.2	0.1	-50%	2.4	0.8	-67%
Common equity securities	0.7	0.8	1.1	1.1	1.2	71%	1.9	4.2	121%
Convertible bonds	1.6	1.6	1.4	1.2	1.0	-38%	6.7	5.2	-22%
Other investments	—	0.4	0.2	(0.1)	0.3	NM	1.2	0.8	-33%
Total investment income	35.2	30.6	27.4	23.7	23.8	-32%	136.4	105.5	-23%
Less investment expenses	2.1	2.3	2.4	2.1	2.1	0%	10.9	8.9	-18%
Net investment income	$33.1	$28.3	$25.0	$21.6	$21.7	-34%	$125.5	$96.6	-23%

Net realized investment gains (losses)
Fixed maturity investments	$3.5	$24.4	$5.6	$16.1	$10.1	189%	$(6.8)	$56.2	NM
Short-term investments	0.1	—	—	—	—	-100%	0.2	—	-100%
Common equity securities	0.1	0.3	1.3	(0.3)	2.9	NM	(31.5)	4.2	113%
Convertible bonds	10.6	4.1	6.4	3.9	1.8	-83%	12.3	16.2	32%
Other investments	0.5	(2.4)	(0.5)	2.6	5.6	NM	5.3	5.3	0%
Net realized investment gains (losses)	$14.8	$26.4	$12.8	$22.3	$20.4	38%	$(20.5)	$81.9	NM

Change in net unrealized investment gains (losses)
Fixed maturity investments	$(12.7)	$(1.8)	$0.9	$5.2	$(45.2)	NM	$185.7	$(40.9)	-122%
Short-term investments	—	—	—	—	—	0%	(0.2)	—	100%
Common equity securities	6.7	7.2	(11.8)	23.4	17.8	166%	19.1	36.6	92%
Convertible bonds	(3.4)	2.1	(10.5)	2.2	1.5	144%	30.3	(4.7)	-116%
Other investments	2.5	6.2	(2.5)	0.2	0.1	-96%	12.6	4.0	-68%
Change in net unrealized investment gains (losses)	$(6.9)	$13.7	$(23.9)	$31.0	$(25.8)	NM	$247.5	$(5.0)	-102%

Change in net unrealized foreign currency translation
Fixed maturity investments	$1.5	$2.6	$(2.7)	$(1.8)	$0.4	-73%	$20.0	$(1.5)	-108%
Short-term investments	0.2	(0.3)	(0.6)	0.1	(0.1)	-150%	1.5	(0.9)	-160%
Common equity securities	—	—	—	—	0.1	NM	0.1	0.1	0%
Convertible bonds	(0.1)	—	—	—	—	100%	—	—	0%
Other investments	—	—	—	—	—	0%	—	—	0%
Change in net unrealized foreign currency translation	$1.6	$2.3	$(3.3)	$(1.7)	$0.4	-75%	$21.6	$(2.3)	-111%

Total investment return
Fixed maturity investments	$25.0	$52.9	$28.1	$40.8	$(13.5)	-154%	$323.1	$108.3	-66%
Short-term investments	0.5	(0.2)	(0.2)	0.3	—	-100%	3.9	(0.1)	-103%
Common equity securities	7.5	8.3	(9.4)	24.2	22.0	193%	(10.4)	45.1	NM
Convertible bonds	8.7	7.8	(2.7)	7.3	4.3	-51%	49.3	16.7	-66%
Other investments	3.0	4.2	(2.8)	2.7	6.0	100%	19.1	10.1	-47%
Total investment return	$44.7	$73.0	$13.0	$75.3	$18.8	-58%	$385.0	$180.1	-53%

Inflation adjustment included in net investment income	$0.9	$0.5	$1.2	$—	$—	-100%	$(1.1)	$1.7	NM

OneBeacon Insurance Group, Ltd.

Investment Returns

($ in millions)

	Three Months Ended					Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2009	2010	2010 [1]	2010 [1]	2010	2009	2010 [1]
Average market value of investments
Fixed maturity investments	$2,895.0	$2,664.0	$2,262.0	$2,242.0	$2,360.0	$2,629.9	$2,445.4
Short-term investments	637.5	806.6	1,064.8	763.3	382.8	718.6	688.0
Common equity securities	134.4	216.7	240.4	249.0	274.0	141.4	243.3
Convertible bonds	207.1	175.9	152.1	113.6	93.8	217.4	134.6
Other investments	156.2	153.3	169.9	181.7	177.8	177.5	168.3
Total average market value	$4,030.2	$4,016.5	$3,889.2	$3,549.6	$3,288.4	$3,884.8	$3,679.6

Investment returns
Fixed maturity investments	0.9%	2.0%	1.2%	1.8%	-0.6%	12.3%	4.4%
Short-term investments	0.1%	0.0%	0.0%	0.0%	0.0%	0.5%	0.0%
Total fixed income	0.7%	1.5%	0.8%	1.4%	-0.5%	9.8%	3.5%
Common equity securities	5.6%	3.8%	-3.9%	9.7%	8.0%	-7.4%	18.5%
Convertible fixed maturities	4.2%	4.4%	-1.8%	6.4%	4.6%	22.7%	12.4%
Total common equity & convertible fixed maturity securities	4.7%	4.1%	-3.1%	8.7%	7.2%	10.8%	16.4%
Other investments	1.9%	2.7%	-1.6%	1.5%	3.4%	10.8%	6.0%
Total common equity, convertible fixed maturity securities & other investments	3.9%	3.7%	-2.6%	6.3%	5.9%	10.8%	13.2%

Total return	1.1%	1.8%	0.3%	2.1%	0.6%	9.9%	4.9%

Average amortized cost of investments
Fixed maturity investments	$2,795.7	$2,569.3	$2,167.3	$2,146.0	$2,284.1	$2,619.8	$2,358.6
Short-term investments	635.7	804.9	1,063.6	762.3	380.7	717.4	686.2
Common equity securities	126.4	201.6	227.8	230.5	234.8	138.9	220.3
Convertible fixed maturities	188.9	158.6	139.0	104.6	82.9	217.3	121.7
Other investments	134.0	126.8	141.4	154.5	150.5	156.1	141.3
Total average amortized cost	$3,880.7	$3,861.2	$3,739.1	$3,397.9	$3,133.0	$3,849.5	$3,528.1

Investment yield
Fixed maturity investments	1.2%	1.1%	1.1%	1.0%	0.9%	4.7%	4.0%
Short-term investments	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.1%
Common equity securities	0.6%	0.4%	0.5%	0.5%	0.5%	1.4%	1.9%
Convertible fixed maturities	0.8%	1.0%	1.0%	1.1%	1.2%	3.1%	4.3%
Other investments	0.0%	0.3%	0.1%	-0.1%	0.2%	0.8%	0.6%

Total investment yield	0.9%	0.8%	0.7%	0.7%	0.8%	3.5%	3.0%

[1] For the three months ended June 30, 2010 and September 30, 2010 and year ended December 31, 2010, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Composition of Invested Assets

($ in millions)

	Dec 31,		Mar 31,		Jun 30,		Sep 30,		Dec 31,
	2009		2010		2010 (1)		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,994.3	74.0%	$2,344.5	58.8%	$2,179.6	57.6%	$2,304.4	69.6%	$2,415.5	74.0%
Short-term investments	544.4	13.5%	1,068.8	26.8%	1,061.0	28.0%	465.6	14.1%	300.0	9.2%
Common stock	187.6	4.7%	245.6	6.1%	235.2	6.2%	262.7	7.9%	285.3	8.7%
Convertible bonds	170.2	4.2%	170.9	4.3%	133.4	3.5%	93.8	2.8%	93.8	2.9%
Other investments	146.3	3.6%	160.5	4.0%	179.1	4.7%	184.3	5.6%	171.4	5.2%
Total investments, market value	$4,042.8	100.0%	$3,990.3	100.0%	$3,788.3	100.0%	$3,310.8	100.0%	$3,266.0	100.0%

Inflation indexed treasuries	$218.8	7.3%	$217.6	9.3%	$215.3	9.9%	$210.3	9.1%	$204.1	8.4%
Other U.S. government obligations	312.8	10.4%	203.6	8.7%	58.0	2.7%	50.8	2.2%	46.6	1.9%
Debt securities issued by industrial corporations	1,347.0	45.0%	958.2	40.8%	895.7	41.1%	887.6	38.5%	948.6	39.3%
Municipal obligations	2.6	0.1%	1.9	0.1%	1.9	0.1%	3.0	0.1%	2.1	0.1%
Asset-backed securities	1,014.9	33.9%	874.3	37.3%	909.8	41.7%	1,055.9	45.9%	1,117.4	46.2%
Foreign government obligations	26.7	0.9%	16.6	0.7%	20.1	0.9%	14.4	0.6%	13.3	0.6%
Preferred stocks	71.5	2.4%	72.3	3.1%	78.8	3.6%	82.4	3.6%	83.4	3.5%
Total fixed maturity investments, market value	$2,994.3	100.0%	$2,344.5	100.0%	$2,179.6	100.0%	$2,304.4	100.0%	$2,415.5	100.0%

Government bonds	$519.4	17.9%	$409.5	18.2%	$263.8	12.6%	$260.9	11.8%	$241.7	10.2%
AAA/Aaa	1,007.4	34.7%	834.7	37.1%	880.2	42.2%	1,023.0	46.3%	1,107.8	47.0%
AA/Aa	100.7	3.5%	52.0	2.3%	43.7	2.1%	65.2	3.0%	93.6	4.0%
A/A	390.8	13.5%	267.4	11.9%	269.8	12.9%	350.9	15.9%	390.5	16.5%
BBB/Baa	746.4	25.7%	580.9	25.8%	526.1	25.2%	425.6	19.3%	446.1	18.9%
Other/not rated	135.9	4.7%	104.6	4.7%	101.7	5.0%	81.1	3.7%	80.0	3.4%
Total fixed maturities, amortized cost	$2,900.6	100.0%	$2,249.1	100.0%	$2,085.3	100.0%	$2,206.7	100.0%	$2,359.7	100.0%

[1]    Invested assets as of June 30, 2010 represent assets held prior to the reclassification of assets being sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of June 30, 2010 included $4.7 million of government bonds and $454.9 million of short-term investments.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2009	Dec 31, 2010

Debt (including current portion):
Senior notes [1]	$606.5	$419.6
Other debt [2]	14.0	—
Total debt	620.5	419.6

OneBeacon’s common shareholders’ equity	1,429.0	1,229.0

Total capitalization	$2,049.5	$1,648.6

Ratio of debt to total capital	30.3%	25.5%

[1] In Q2 2010, OneBeacon Holdings, Inc. (OBH) repurchased and retired $156.4 million of the Senior Notes under a cash tender offer. In Q2 2010, OBH repurchased and retired $18.2 million of the Senior Notes. In Q1 2010, OneBeacon Insurance Company purchased $1.1 million of the Senior Notes and OBH repurchased and retired $11.5 million of the Senior Notes.

[2] In Q1 2010, OneBeacon repaid the $14.0 million outstanding balance on the Atlantic Mutual Note in its entirety.

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,	Dec 31,
		2009	2010
	Pre-tax income
	Less:	$456.9	$128.5
	Net realized and unrealized investment gains
	Interest expense on debt	(248.6)	(74.6)
[A]	Pre-tax operating income before interest expense on debt	39.7	29.6
		$248.0	$83.5
[B]	Interest expense on debt
		$39.7	$29.6
	Interest coverage [A/B]
		6.2x	2.8x